SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
      Filed Pursuant to Section 13 or 15 (d) of the Securities Act of 1934
         Date of Report (Date of earliest event reported) June 10, 1998




                         GENERAL AMERICAN ROYALTY, INC.
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             (Exact name of registrant as specified in its charter)





           Delaware                        1-12835                  75-2468002
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          (State or other                 Commission         (IRS Employer
          jurisdiction of                 File Number)       Identification No.)
          incorporation)




          4925 Greenville Avenue, Suite 1005, Dallas, Texas       75206
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            (Address of principal executive offices)           (Zip Code)




Registrant's telephone number, including area code:               (214) 361-8535





          4925 Greenville Avenue,  Suite 717,  Dallas, Texas      75206
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          (Former name or former address, if changed since last report)

Item 6.  Resignations of Registrant's Directors.

     On June 10, 1998, directors Bill L. Bledsoe, James E. Mitschke, and Malcolm
E. Wilson, Jr., and advisory directors J. Donald Hill and Rory S. Phillips resigned as members of the registrant's board of directors. James E. Mitschke also resigned as an officer of the registrant. Their resignations were not a result of any disagreements with the registrant on any matters relating to he registrant's operations, policies or practices.










                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 GENERAL AMERICAN ROYALTY, INC.
                                 -----------------------------------
                                                (Registrant)



Date:   June 11, 1998            By:   /s/  James F. Smith
                                 -----------------------------------
                                 James F. Smith
                                 President, Director and Chief Executive Officer